l:\secfiles\11-k\gmac_94\gmac23 1

                                                             EXHIBIT 23





CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement
No. 33-54835 of General Motors Corporation on Form S-8 of our report dated June 16, 1995 appearing in this Annual Report on Form 11-K of The GMAC Mortgage Corporation Savings Incentive Plan for the year ended December 31, 1994.





s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Detroit, Michigan
June 29, 1995









































                                        - 19 -